SCM TRUST

Shelton BDC Income Fund

Supplement dated May 21, 2019

to the Prospectus dated May 1, 2019

Effective as of the date above, the “Shareholder Fees” table within the “Fees and Expenses of the Fund” section of the Fund’s prospectus is hereby deleted and replaced in its entirety with the following:

Shareholder Fees (fee paid directly from your investment)	LOAIX	LOANX
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%	0.90%
Distribution (12b-1) fees	none	0.25%
Other expenses	0.88%	0.88%
Acquired Fund Fees and Expenses(1) (fees and expenses incurred directly by the Fund as a result of investment in shares of one or more Acquired Funds)	9.01%	9.01%
Total annual operating expenses	10.79%	11.04%
Expense Reimbursement(2)	(0.52)%	(0.52)%
Total Annual Fund Operating Expenses After Expense Reimbursement	10.27%	10.52%

(1)	“Acquired Fund Fees and Expenses’’ are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)	The Fund’s Advisor, Shelton Capital Management (the “Advisor”), has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.25% and 1.50% until May 1, 2020. This agreement may only be terminated with the approval of the Board of Trustees of SCM Trust (the “Board”). Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Board.

Please retain this supplement with your Prospectus